UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 5, 2018 (March 30, 2018)

New Mountain Finance Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-00832	27-2978010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 720-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.                                  Entry into a Material Definitive Agreement.

On March 30, 2018, New Mountain Finance Corporation (the “Company”) entered into the First Amendment to Loan and Security Agreement (the “First Amendment”), which amended the Third Amended and Restated Loan and Security Agreement (together with the exhibits and schedules thereto, the “Holdings Credit Facility”), by and among the Company, as the collateral manager, New Mountain Finance Holdings, L.L.C., as the borrower (the “Borrower”), Wells Fargo Bank, National Association (“Wells Fargo Bank”), as the administrative agent (the “Administrative Agent”), the lenders party thereto, and Wells Fargo Bank, as collateral custodian.

The First Amendment modifies the applicable spread used to determine the per annum interest rate payable under the Holdings Credit Facility by reducing such applicable spread for the pro rata portion of the facility secured by assets that are not First Lien Loans that are also Broadly Syndicated Loans (as each such term is defined under the Holdings Credit Facility) from 2.50% to 2.25%.  The applicable spread for the pro rata portion of the facility secured by First Lien Loans that are also Broadly Syndicated Loans remains 1.75%.  The First Amendment also modifies the applicable spread that would be effective during an Event of Default or a Curable BDC Asset Coverage Event (as each such term is defined under the Holdings Credit Facility) by reducing such applicable spread from 3.50% to 3.25%.  No other terms of the Holdings Credit Facility were modified pursuant to the First Amendment.

The Holdings Credit Facility continues to have a revolving period ending on October 24, 2020, and will still mature on October 24, 2022.

The lender group under the Holdings Credit Facility, which also includes Raymond James Bank, N.A., State Street Bank and Trust Company, NBH Bank, and State Bank and Trust Company, have made commitments or advances aggregating $495,000,000.

The description above is qualified in its entirety by reference to the copy of the First Amendment to the Loan and Security Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference thereto.

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Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits

(a)         Not applicable.

(b)         Not applicable.

(c)          Not applicable.

(d)         Exhibits.

Exhibit No.

10.1

First Amendment to Loan and Security Agreement, dated as of March 30, 2018, by and among New Mountain Finance Corporation, as the collateral manager, New Mountain Finance Holdings, L.L.C., as the borrower, Wells Fargo Bank, National Association, as the administrative agent, the lenders party thereto and Wells Fargo Bank, National Association, as the collateral custodian.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN FINANCE CORPORATION

Date: April 5, 2018	By:	/s/ Karrie J. Jerry
Name: Karrie J. Jerry
Title: Corporate Secretary

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